                                                                   EXHIBIT 10.15

                             AGREEMENT OF SUBLEASE
                             ---------------------


          THIS AGREEMENT OF SUBLEASE, made as of the 20th day of April, 1999, between BURRELL COMMUNICATIONS GROUP, INC., a Delaware corporation, having an office at 432 Park Avenue South, New York, New York ("Sublessor") and MICROCOM TECHNOLOGIES, INC. a New York corporation, having an office at 16 East 52nd Street, New York, New York ("Sublessee"),

                             W I T N E S S E T H :

          WHEREAS, Sublessor is the holder of the lessee's interest in, to, and under a Lease, dated as of March 15, 1996, between 432 Park South Realty Co., LLC ("Landlord") and Sublessor, as amended by an Amendment to Lease dated May 5, 1998 (as amended, the "Lease"), covering the entire rentable area of the 16th and 12th Floors (collectively, the "Leased Premises") in the building commonly known and referred to as 432 Park Avenue South, New York, New York (the "Building"); and

          WHEREAS, Sublessor desires to lease to Sublessee and Sublessee desires to lease from Sublessor, the entire rentable area of the 12th Floor (the "Demised Premises") as more specifically set forth in the sketch attached hereto as Exhibit A on the terms and conditions and for the term as hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties for themselves and, as permitted hereunder, their successors and assigns, covenant and agree as follows:

          1. Sublessor does hereby lease to Sublessee and Sublessee does hereby hire and take from Sublessor the Demised Premises for a term (the "Term") commencing as of the date written approval of this Sublease is received by Sublessee from Landlord (the "Commencement Date") and ending on April 19, 2004 (the "Expiration Date") unless such term shall sooner terminate as herein provided.

          2.   A.   Sublessee shall pay to Sublessor base rent for the Demised
Premises ("Base Rent"), in advance in equal monthly installments on the first day of each and every month during the Term (except that the first monthly installment coming due hereunder shall be paid at execution hereof), without prior demand therefor and without set off or reduction whatsoever, at the following annual rental rates: during the period commencing with the Commencement Date

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and ending with April 19, 2000, $261,000.00 per year ($21,750.00 each month);
during the period commencing with April 20, 2000, and ending with April 19, 2001, $268,830.00 per year ($22,402.50 each month); during the period commencing with the April 20, 2001 and ending with April 19, 2002, $276,894.90 per year ($23,074.58 each month); during the period commencing with the April 20, 2002 and ending with April 19, 2003 $285,201.75 per year ($23,766.81 each month); and during the period commencing with the April 20, 2003 and ending with April 19, 2004, $293,757.80 per year ($24,479.82 each month);

          B. Notwithstanding anything contained in paragraph A of this Article 2 to the contrary, Sublessor agrees that Sublessee shall be entitled to an abatement of the Base Rent for a period of one full month immediately following the Commencement Date.

          C. If the Commencement Date shall not occur on the first day of a calendar month, the monthly rent installment for such calendar month (or the month for which Base Rent is first payable pursuant to the terms of paragraph B of this Article 2) shall be prorated on a per diem basis and Sublessor shall credit the excess amount paid on the execution of this Lease for the payment of Base Rent for the next succeeding calendar month.

          D. If the Base Rent or any additional rent shall be or become uncollectible, reduced or required to be refunded by virtue of any law, governmental order or regulation, or direction of any public officer or body pursuant to law, Sublessee shall enter into such agreement or agreements and take such other action (without additional expense to Sublessee) as Sublessor may reasonably request, as may be legally permissible, to permit Sublessor to collect the maximum annual rent and additional rent which may from time to time during the continuance of such rent restriction be legally permissible, but not in excess of the amounts of Base Rent or additional rent payable under this Sublease. Upon the termination of such rent restriction prior to the termination of the Term of this Sublease, (a) the annual rent and additional rent, after such termination, shall become payable under this Sublease in the amount of the Base Rent and additional rent set forth in this Sublease for the period following such termination, and (b) Sublessee shall pay to Sublessor, to the maximum extent legally permissible, an amount equal to (i) the additional annual rent and additional rent which would have been paid pursuant to this Sublease, but for such rent restriction, less (ii) the annual rent and additional rent paid by Sublessee to Sublessor during the period that such rent restriction was in effect.

          3. Sublessee shall also pay to Sublessor, Sublessee's proportionate share of, as and when the same shall become due under the Lease, additional rents, escalations and other charges and costs required to be paid by Sublessor to Landlord under the Lease for the Leased Premises (hereinafter referred to collectively as "additional rent"), which amounts shall be based on statements, bills or invoices of Landlord which will be provided by Sublessor to Sublessee from time to time upon request, except that for the purposes of this subparagraph (i) Sublessee's pro rata share of additional rent shall be calculated on the basis that the Demised Premises constitute 6.25% of the Building, and (ii) the Base Tax Year (as such term is defined in the Standard Escalation Clause Rider attached to the Lease) shall be deemed to be July 1, 1999 to June 30, 2000, and Sublessee's pro rata share of increases over the Base Tax Year shall be 6.25% with respect to the Demised Premises). Notwithstanding the foregoing, Sublessor shall pay to Sublessee 100% of the additional rent due to Landlord from Sublessor with respect to consumption of electricity shown on the submeter which has been or is to be installed by Sublessor at Sublessor's sole cost and expense and which submeter Sublessor represents measures the consumption of electricity in the Demised Premises only. The remedies afforded Sublessor for the non-payment of such additional rent by Sublessee shall be the same as for non-payment of Base Rent. Sublessee shall also pay Sublessor within fifteen days after demand therefor, all charges, costs and expenses incurred by Sublessee with respect to services or repairs directly provided by Landlord or Sublessor to the Demised Premises including, but not limited to, additional cleaning charges, additional heating or overtime charges for heating, electricity or guard service, supplies and materials, freight elevator services, electricity, oil, gas and water consumption.

     4.   A.   Sublessee agrees to secure and keep in force from and after the date Sublessor shall deliver possession of the Demised Premises to Sublessee and throughout the term, at Sublessee's own cost and expense (A) Comprehensive General Liability Insurance, in the broadest form available in the State of New York, with a minimum limit of liability in amounts set by Sublessor and in no event less than the amount of $1,000,000 combined single limit for injury or death to any one person and $3,000,000 combined single limit for injury or death arising out of any one occurrence; and which insurance shall contain (1) personal injury liability including libel and slander, false arrest, defamation of character, wrongful eviction, invasion of privacy and deletion of the employee/agent/contractor exclusion, (2) fire damage legal liability on real property in the minimum amount of $1,000,000, (3) Worker's Compensation Insurance, as required by law; and (4) such other insurance in such amounts as Sublessor, Landlord, any superior mortgagee or any superior landlord may reasonably require from time to time. Sublessor, Landlord, or any superior mortgagee and any superior landlord shall be named as additional insured under such policies.

          B. All policies of insurance procured by Sublessee shall be issued in forms and by insurance carriers reasonably acceptable to Sublessor.

Before Sublessor shall deliver possession of the Demised Premises to Sublessee, Sublessee shall provide Sublessor with certificates of insurance evidencing the insurance coverages set forth in this Article. Such certificates shall provide that, in the event of cancellation or material change, thirty days prior written notice shall be given to Sublessor and all such other named insureds. Each policy of insurance shall contain a waiver of the insurance carrier's right of subrogation against the Sublessor, Landlord, superior mortgagee and superior landlord as respects loss, damage or destruction by fire or other insured casualty occurring while this Sublease is in effect.

              C. Sublessor's insurance, if any, shall contain waivers of subrogation with respect to Sublessee.

         5. Sublessee acknowledges it has read and examined the Lease, and is fully familiar with the terms, covenants and conditions on the Sublessor's part to be performed thereunder, and all of the applicable terms, covenants and conditions of the Lease are included herein as if set forth in such Lease, except that the following articles of the Lease shall not be part of this
Sublease: the entire preface to the Lease and Articles 1, 48, 49, 58, 60, 62, 75, 108, 114, 117, 122, 123, 125, 127, 128, 129 and the entire Work Letter.
Unless the context requires otherwise or specific provisions to the contrary are set forth in full in this Sublease, (i) all rights and remedies reserved to the "Owner" under the Lease shall be deemed reserved to Sublessor hereunder as if set for in full and (ii) all duties and obligations imposed upon the "Tenant" under the Lease (to the extent relating to the Demised Premises) shall be deemed impose upon Sublessee hereunder; provided, however, that any notice, grace or
                                 --------- -------
cure periods available to Sublessee shall be deemed shorted by two business days. To the extent that any provision of the Lease requires the "Tenant" thereunder to obtain the consent of the "Owner", such provision shall be deemed to require the consent of both the Landlord and the Sublessor.

         6. Sublessee shall not assign, sublet, mortgage or allow others to use the Demised Premises without Sublessor's prior written consent, which consent shall not be unreasonably withheld or delayed, and shall not use or permit or suffer the use of the Demised Premises for any other business or purpose. Sublessee agrees to conduct Sublessee's business in the Demised Premises under Sublessee's trade name first above appearing, which Sublessee represents that it has the right so to use.

         7. Sublessee does hereby assume and agree to be bound by and perform all the aforesaid terms, covenants and conditions on the Sublessor's part (as tenant under the Lease) to be performed under the Lease with respect to the Demised Premises except as otherwise herein specified, and Sublessee agrees to indemnify, defend (by counsel reasonable acceptable to Sublessor) and hold Sublessor harmless against any claim or liability asserted against Sublessor by reason of Sublessee's failure to perform such obligations. Sublessee agrees that this Sublease is separate from and subordinate in all respects to the Lease (and amendments thereto) and to any agreement to which the Lease is subject.
In the event Sublessee shall default in the full performance of any of the terms, covenants and conditions on its part to be performed under this Sublease, then Sublessor shall have the same rights and remedies with respect to such default as are given to Landlord with respect to defaults by Sublessor herein and as tenant under the Lease, all with the same force and effect as though the provisions of the Lease with respect to defaults, and the rights and remedies of Landlord in the event thereof, were set forth at length herein. Sublessee further agrees that Sublessor shall have no liability of any nature whatsoever to Sublessee as a consequence of Landlord's default under the Lease, including, but not limited to, Landlord's breach of a covenant of quiet enjoyment. Any conflicts between the terms and conditions of this Sublease and the Lease shall be resolved in favor of this Sublease.

          8. If Sublessee shall default (beyond any applicable grace period in the Lease) in the performance of any of Sublessee's obligations hereunder, Sublessor, without thereby waiving such default, may, at Sublessor's option, after 20 days notice to Sublessee, perform the same for the account of Sublessee. If Sublessor makes any expenditures or incurs any obligations for the payment of money, including reasonable attorneys' fees, in connection with curing Sublessee's defaults or in instituting, prosecuting or defending any action or proceeding, by reason of any default of Sublessee hereunder, such sums paid or obligations incurred, with interest thereon at 2% per month, shall be paid by Sublessee to Sublessor as additional rent within ten days of rendition of any bill or statement to Sublessee therefor and Sublessor shall have the same rights with respect thereto and Sublessee shall have the same obligations therefor as if same constituted Base Rent hereunder.

          9. Sublessee shall be entitled to receive all services to be rendered to the Sublessor under the Lease in so far as such services pertain to the Demised Premises and Sublessee shall be responsible for all charges relating thereto as provided in the Lease. Sublessor shall have no liability of any nature whatsoever to Sublessee for Landlord's failure to perform or render such services and Sublessee shall look solely to Landlord for all such services and shall not, under any circumstances, seek nor require Sublessor to perform any of such services, nor shall Sublessee make any claim upon Sublessor for any damages which may arise by reason of Landlord's default under the Lease, or Landlord's negligence, whether by omission or commission. If Landlord shall default in the performance or observance of any of its agreements or obligations under the Lease, Sublessor shall have no liability therefor to Sublessee and there shall not be in any event construed to exist any corresponding obligation by Sublessor to Sublessee for any such services or other obligations under this Sublease. No such default of Landlord shall excuse Sublessee from the performance of any of its obligations to be performed under this Sublease or entitle Sublessee to terminate this Sublease or to reduce or abate or offset any of the rents provided for in this Sublease. In furtherance of the foregoing, Sublessee does, to the extent permitted by law, and except for the willful acts of Sublessor, hereby waive any cause of action and any right to bring any action against Sublessor by reason of any act or omission of Landlord. The foregoing notwithstanding, Sublessor shall use its best efforts and will cooperate in all respects with Sublessee, the costs of which to be reimbursed by Sublessee as additional rent, to obtain services to be provided by Landlord under the Lease and take all actions necessary with respect thereto.

          10.  A.   Sublessee agrees that if by reason of default on the part
of Sublessor or Landlord under any ground, superior or underlying lease or any mortgage on the Building, land and/or improvements or on any such ground, superior or underlying lease, a ground, superior or underlying lessor or a mortgagee shall enter into and become possessed of the real property of which the Demised Premises form a part, or any part or parts of such real property either through possession or foreclosure action or proceedings, or through the issuance and delivery of a deed or a new lease of the premises covered by the ground, superior or underlying lease, then, if this Sublease is in full force and effect at such time, Sublessee shall attorn to such lessor or such mortgagee, as its landlord; in such event, such lessor or mortgagee shall not be liable to Sublessee for any defaults theretofore committed by Sublessor and no such default shall give rise to any rights of offset or deduction against the Basic Rent and additional rent payable under this sublease.

               B. The provisions for attornment hereinbefore set forth shall not require the execution of any further instrument. However, if any such lessor or mortgagee to which Sublessee agrees to attorn, as aforesaid, requests a further instrument expressing such attornment, Sublessee agrees to execute the same promptly.

          11. Landlord's consent to this Sublease is a condition precedent to the effectiveness hereof. If Landlord's consent or waiver thereof is not received within thirty days after the date hereof, this Sublease will be void. In such event, neither party shall have any rights against, or obligations to the other, except Sublessor shall return all monies deposited hereunder.

          12.  A.   Sublessee covenants, warrants and represents to Sublessor
that, other than Signature Partners, Inc., there was no broker, finder or similar person entitled to a commission, fee or other compensation, instrumental in consummating this Sublease, that no conversations or prior negotiations were had by Sublessee or anyone acting on behalf of Sublessee with any broker, finder or similar person concerning the renting of the Demised Premises. Sublessee shall indemnify and hold Sublessor harmless against and from all costs, expenses, damages and liabilities, including reasonable attorney's fees and court costs, arising from any claims for brokerage commissions, finder's fees or other compensation resulting from or arising out of any conversations, negotiations or actions had by Sublessee or anyone acting on behalf of Sublessee with any broker, finder or similar person. Sublessee shall defend against any such claim by attorneys reasonably satisfactory to Sublessor and shall not enter into any settlement agreement with respect thereto without either (i) depositing the amount of such claim together with all costs of Sublessor associated with defense of such claim, in trust, with Sublessor for payment of such settlement or (ii) first receiving written authorization therefor, specific in scope and authority, from Sublessor. Sublessor agrees to pay the broker's commission(s) by separate agreements.

               B. Sublessor covenants, warrants and represents to Sublessee that, other than Signature Partners, Inc., there was no broker, finder or similar person entitled to a commission, fee or other compensation, instrumental in consummating this Sublease, that no conversations or prior negotiations were had by Sublessor or anyone acting on behalf of Sublessor with any broker, finder or similar person concerning the renting of the Demised Premises. Sublessor shall indemnify and hold Sublessee harmless against and from all costs, expenses, damages and liabilities, including reasonable attorney's fees and court costs, arising from any claims for brokerage commissions, finder's fees or other compensation resulting from or arising out of any conversations, negotiations or actions had by Sublessor or anyone acting on behalf of Sublessor with any broker, finder or similar person. Sublessor shall defend against any such claim by attorneys reasonably satisfactory to Sublessee and shall not enter into any settlement agreement with respect thereto without either (i) depositing the amount of such claim together with all costs of Sublessee associated with defense of such claim, in trust, with Sublessee for payment of such settlement or (ii) first receiving written authorization therefor, specific in scope and authority, from Sublessee.

          13. Sublessee acknowledges and agrees that Sublessor shall have no obligations, liability or responsibility with respect to the condition of the Demised Premises or the installations therein, at the commencement of the Term or at any time thereafter, it being agreed that Sublessee shall accept the Demised Premises in "as is" condition. Sublessee acknowledges that neither Sublessor, nor Sublessor's agents, have made any representations or promises in regard to the Demised Premises. The taking of possession of the Demised Premises by Sublessee shall be conclusive evidence as against Sublessee that Sublessee accepts the same "as-is" and that the Demised Premises were in good and satisfactory

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condition at the time such possession was taken.

         14. A.    Notwithstanding anything contained in any provision of this
Sublease to the contrary, Sublessee agrees, with respect to the Demised Premises, to comply with and remedy any default claimed by Landlord under the Lease and caused by Sublessee, within the period allowed to Sublessor as tenant under the Lease minus three days, even if such time period is shorter than the period otherwise allowed in the Lease due to the fact that notice of default from Sublessor to Sublessee is given after the corresponding notice of default from Landlord to Sublessor as tenant under the Lease. Sublessor agrees to forward to Sublessee, by hand promptly upon receipt thereof by Sublessor, a copy of each notice of default received by Sublessor in its capacity as tenant under the Lease. Sublessee agrees to forward to Sublessor, upon receipt thereof, copies of any notices received by Sublessee with respect to the Demised Premises from Landlord or from any governmental authorities.

             B. Sublessee shall deposit with Sublessor $65,250.00 as security deposit (the "Security Deposit" or "security") at execution of this Sublease to be held as security for the faithful performance and observance by Sublessee of the terms, provisions and conditions of this Sublease; it is agreed that in the event Sublessee defaults in respect of any of the terms, provisions and conditions of this Sublease, including, but not limited to, the payment of Base Rent and additional rent, Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Base Rent and additional rent or any other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency in the re-letting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. In the event that Sublessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security shall be returned to Sublessee after the date fixed as the end of the Sublease and after delivery of entire possession of the Demised Premises to Sublessor. In the event of a sale of the leased premises, of which the Demised Premises form a part, Sublessor shall have the right to transfer the security to the vendee or lessee and Sublessor shall thereupon be released by Sublessee from all liability for the return of such security, and Sublessee agrees to look to the new Sublessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Sublessor. Sublessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Sublessee shall have the right, in lieu therefore or at any time thereafter in substitution for such funds, to deposit and maintain with Sublessor as the Security Deposit referred to in the Lease, an irrevocable commercial letter of credit in the aggregate amount of $65,250.00 in form and substance, and issued by a member bank of the New York Clearinghouse Association, acceptable to Sublessor, payable upon the presentation by Sublessor to such bank of a sight-draft, without presentation of any other documents, statements or authorizations, which letter of credit shall provide (i) for the continuance of such credit for the period of at least one year from the date of execution hereof, (ii) for the automatic extension of such letter of credit for additional periods of one year from the initial and each future expiration date thereof (the last such extension to provide for the continuance of such letter of credit for at least 30 days beyond the expiration date of the Term) unless such bank gives Sublessor notice of its intention not to renew such letter of credit, not less than 30 days prior to the initial or any future expiration date of such letter of credit and (iii) that in the event such notice is given by such bank, Sublessor shall have the right to draw on such bank at sight for the balance remaining in such letter of credit and hold and apply the proceeds thereof in accordance with the provisions of this Sublease. Each letter of credit to be deposited and maintained with Sublessor (or the proceeds thereof) shall be held by Sublessor as security for the faithful performance and observance by Sublessee of the terms, provisions and conditions of this Sublease and in the event that (x) any default occurs as provided in this Sublease, or (y) Sublessor transfers its right, title and interest under this Sublease to a third party and the bank issuing such letter of credit does not consent to the transfer of such letter of credit to such third party, or (z) notice is given by the bank issuing such letter of credit that it does not intend to renew the same, as above provided, then, in any such event, Sublessor may draw on such letter of credit, and the proceeds of such letter of credit shall then be held and applied as security (and be replenished, if necessary) as herein provided. Sublessor shall deposit the security (if cash) in a segregated interest bearing account and the interest shall be paid to Sublessee on an annual basis, subject to the rights of Sublessor in the security as herein provided.

          15. All notices required by, or provided in connection with, this Sublease shall be sent by certified mail, return receipt requested, and personally delivered to the Sublessor at its address first appearing herein and to Sublessee at the Demised Premises or such other address as either party may designate by notice as provided herein and notice shall be deemed effected upon such delivery and such posting with the U.S. Postal Service and if to Sublessor, after a copy has been sent to Winston & Strawn, 200 Park Avenue, New York, New York 10166, attn: John C. Phelan and if to Sublessee, after a copy has been sent to Gould & Wilkie LLP, One Chase Manhattan Plaza, New York, New York 10005, attn: Michael R. Manley.

     16. In the event Sublessee, or anyone claiming status through or on behalf of Sublessee, remains in possession of the Demised Premises after the expiration or earlier termination of this Sublease without the execution of a new sublease or a direct lease with Landlord, (i) Sublessor shall be entitled to all of the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term and to such other rights and remedies as may be provided for in this Sublease at law or in equity, and (ii) Sublessee, at the option of Sublessor, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly rental equal to two times the Base Rent, plus the additional rentals payable hereunder, subject to all of the other terms of this Sublease insofar as the same are applicable to a month-to-month tenancy.

     17. The provisions of the Lease notwithstanding, and in addition thereto, with respect to any provision of this Sublease which provides, in effect, that Sublessor shall not unreasonably withhold or unreasonably delay any consent or any approval, Sublessee shall, in no event, be entitled to make, nor shall Sublessee claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Sublessee that Sublessor has unreasonably withheld or unreasonably delayed any consent or approval; but Sublessee's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment. In any event where Landlord grants it consent to any request of Sublessee, Sublessor's consent shall be deemed granted so long as Sublessee holds Sublessor harmless from any costs associated with or resulting therefrom.

     18. The provisions of the Lease notwithstanding, and in addition thereto, Sublessee agrees that Sublessee shall make no claim against Sublessor for any injury or damage to Sublessee or to any other person(s) or for any damage to, or loss (by theft or otherwise) of any property of Sublessee or of any other person. Sublessee further agrees to indemnify and save harmless Sublessor against and from any and all claims by or on behalf of any person(s), firm(s) or corporation(s) arising from the conduct or management of or from any work or thing whatsoever done (other than by Sublessor or its agents or employees) in and on the Demised Premises during the term of this Sublease, and to indemnify and save harmless Sublessor against and from any and all claims arising from any condition of the Demised Premises due to or arising from any act or negligence of Sublessee or any of its agents, contractors, servants, employees, licensees or invitees, and from and against all costs, expenses and liabilities incurred in or in connection with any such claim or claims or action or proceeding brought thereon; and, in case any action or proceeding be brought against Sublessor by reason of any claim, Sublessee upon notice from Sublessor agrees to resist or defend such action or proceeding and to employ counsel therefor reasonably satisfactory to Sublessor; it being understood that counsel for Sublessee's insurers shall be deemed to be satisfactory to Sublessor.

     19. Whenever Sublessee requests the consent or approval of Sublessor, Sublessee shall pay to Sublessor, as additional rent within 10 days after Sublessor has submitted an invoice or bill to Sublessee, Sublessor's costs of review and/or approval including, but not limited to, costs of architects, Landlord, attorneys, engineers or others, and shall pay all costs assessed by Landlord against Sublessor resulting therefrom. This provision shall not apply to initial alterations of the Demised Premises or any alterations to which Landlord shall have consented so long as Sublessee shall remove the same if Landlord so requires.

     20.  A.   Sublessee shall have the right, at both Sublessee and Sublessor's option, to renew this Sublease, for the Demised Premises for a renewal term ("Renewal Term") of four years. The Renewal Term shall commence on the day after the Expiration Date ("Renewal Term Commencement Date") and shall terminate on the fourth anniversary of the Expiration Date. Sublessee shall exercise the option described herein by giving Sublessor written notice of such election to renew (the "Election Notice"), not later than six months prior to the Expiration Date. Upon receipt of such Election Notice by Sublessor, Sublessor shall have the option to renew this Sublease for the Renewal Term by giving Sublessee written notice of its acceptance of Sublessee's Election Notice (the "Acceptance Notice"). Upon the giving of the Election Notice and the Acceptance Notice, this Sublease shall thereupon be deemed renewed for the Renewal Term with the same force and effect as if the Renewal Term had originally been included in the term of this Sublease. The right of Sublessee to renew this Sublease shall be conditioned upon Sublessee not being in default beyond any applicable grace periods under the Sublease and upon the Sublease being in full force and effect at the time of the exercise of such option and as of the Renewal Term Commencement Date.

          B. All of the terms, covenants and conditions of this Sublease shall continue in full force and effect during the Renewal Term, except that (i) the Base Rent for the Renewal Term shall be in an amount equal to three percent increases each year over the Renewal Term, and (ii) Sublessee shall have no further right to renew the Term of this Sublease. Any termination, cancellation or surrender of the entire interest of Sublessee under this Sublease at any time during the Term hereof shall terminate any right of renewal of Sublessee hereunder. Upon the determination of the Base Rent in accordance with this
Article 20 for the Renewal Term, Sublessor and Sublessee, upon the demand of either of them, shall execute and deliver an instrument setting forth the Base Rent for the Renewal Term.

     21. Sublessee, for itself and on behalf of any and all persons claiming through or under Sublessee, including creditors of all kinds, does hereby

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

waive and surrender all right and privilege it or they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Sublease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Sublease or after the termination of the Term of this Sublease as herein provided.

          22. Any provision of the Lease to the contrary notwithstanding, Sublessee covenants and agrees that Sublessee shall not assign, mortgage, or pledge this Sublease, or sublease or allow others to occupy all or any part of the Demised Premises, without the prior written consent of Landlord and Sublessor in each instance first obtained. In the event Landlord grants its consent, Sublessor's shall be deemed granted.

          23. Sublessee agrees to pay all commercial occupancy taxes due in connection with Sublessee's occupancy of the Demised Premises.

          24. Unless otherwise stated, the terms, covenants and conditions contained in this Sublease shall bind and inure to the benefit of the parties hereto and their respective heirs, distributees, executors, administrators and, only as permitted herein, successors and assigns.

          25. Sublessor has made no representations, agreements or promises with respect to the Building or the Demised Premises other than those expressly set forth in this Sublease and no rights are to be deemed acquired by Sublessee, by implication or otherwise, except those expressly granted herein. This Sublease and the appropriate provisions of the Lease contain the entire agreement between Sublessor and Sublessee with respect to the Demised Premises. Any executory agreement hereafter made between Sublessor and Sublessee shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment or surrender of this Sublease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement thereof is sought.

          26. If Sublessee is a corporation, the persons executing this Sublease on behalf of Sublessee hereby covenant, represent and warrant that Sublessee is a duly incorporated or duly qualified (if foreign) corporation and is authorized to do business in the State of New York (a copy of evidence thereof to be supplied to Sublessor upon request); and that the person or persons executing this Sublease on behalf of Sublessee is an officer or are officers of such Sublessee, and that he or they as such officers are duly authorized to execute, acknowledge and deliver this Sublease to Sublessor (a copy of a resolution or secretary's certificate to that effect to be supplied to Sublessor upon request).

          27.  Under no circumstances shall Sublessee be required to pay any

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

charges required under the Lease and shall only pay such charges specifically reserved in this Sublease. If the Lease is ever amended, Sublessor shall provide Sublessee with notice of such amendment and promptly deliver a copy of same to Sublessee. In addition, Sublessor shall provide Sublessee with copies of any notices Sublessor receives from or delivers to Landlord. Throughout the term of this Sublease, Sublessor covenants that it will actively pursue its rights against Landlord under the Lease (i.e., repair obligations, heat, air conditioning, etc.). Sublessor represents to Sublessee that so long as Sublessee shall fully comply with and perform all of Sublessee's obligations hereunder, Sublessee shall not be in violation of any of the terms of the Lease.

          28. Sublessor represents to Sublessee that, to the best of Sublessor's knowledge, it is not in default under the terms of the Lease. In addition, Sublessor represents to Sublessee that it has not received any default notices or petitions from Landlord.

          29. Sublessor acknowledges and agrees that this Sublease is contingent upon the Sublessee's receipt of valid and binding Non-Disturbance Agreement from the Landlord with respect to Sublessee's subtenancy in substantially the same form as set forth on Exhibit B attached hereto.

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

          IN WITNESS WHEREOF, Sublessor and Sublessee have executed and delivered this Agreement of Sublease as of the date first hereinabove written.


                                             BURRELL COMMUNICATIONS GROUP, INC.,
                                             as Sublessor


                                             By: /s/ John Stanek
                                                --------------------------
                                             Name:  John Stanek
                                             Title: EVP CFO


                                             MICROCOM TECHNOLOGIES, INC.,
                                             as Sublessee


                                             By: /s/ Thomas Egan
                                                --------------------------
                                             Name:  Thomas Egan
                                             Title: President/COO

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